Delaware Investments® Family of Funds

Supplement to Statement of Additional Information

Effective January 1, 2007, Delaware Investments ® Family of Funds will no longer accept retroactive letters of intention and the following sentence is removed from the section "Letter of Intention" in each Fund's statement of additional information.

A Letter of Intention may be dated to include shares purchased up to 90 days prior to the date the Letter of Intention is signed.

This Supplement is dated June 8, 2006.